UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 3, 2015

  Revolutionary Concepts, Inc.

(Exact name of registrant as specified in its charter)

         Nevada

(State or other jurisdiction of incorporation)

000-53674	27-0094868
(Commission File Number)	(IRS Employer Identification No.)

4822 Albemarle Road, Suite 209 Charlotte, NC 28079
(Address of principal executive offices)

980.225.5376
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Item 8.01	Disclosure of Other Events

On June 11, 2015, the board of directors of Revolutionary Concepts, Inc. (the “Company”) concluded that the Company’s previously issued annual and quarterly financial reports for the following periods:

❖The year ending December 31, 2012;

❖The quarterly periods ending March 31, 2013, June 30, 2013, September 30, 2013;

❖The year ending December 31, 2013; and

❖The quarterly periods ending March 31, 2014, June 30, 2014 and September 30, 2014 should no longer be relied upon because of the improper and incomplete accounting treatment of several items in such financial statements and reports as addressed in FASB ASC Topic 250. The Company has not filed its required annual financial report for the calendar year ending December 31, 2014 or its required quarterly report for the period ending March 31, 2015. All of these periods together are referred to herein as the ‘Affected Periods’.

The accounting issues that caused the Company to conclude that the existing filings covering the Affected Periods could not be relied upon were identified during the course of an SEC inquiry, which has been pending against the Company since February, 2015.  These items largely focus on the accounting treatment of certain unrealized losses upon the sale of securities, certain adjustments made to the Company’s stockholders’ equity, certain related party transactions, certain disclosures of contingent liabilities, the forgiveness of certain debt, the capital treatment of certain items, and other disclosures and potential omissions.

The Company’s board of directors has attempted to discuss with its independent accountants the accounting treatment issues identified in the financial statements for the Affected Periods, and to cause them to begin work on restated financial statements for the Affected Periods, but the Company’s independent accountants have not returned the Company’s repeated calls.  The Company is unaware of any reason for this behavior, and therefore has concluded that it must hire new independent accountants to assist it in re-examining and restating its financial statements for the Affected Periods.  The Company is in the process, with all deliberate haste, of retaining such new independent accountants, and will request that they perform a thorough review of the Company’s internal financial records for the Affected Periods, determine from that review the impact on the financial statements filed for the Affected Periods, and prepare for the Company corrected financial statements to be used in the Restated Filings (as defined below).  In addition, the Company has hired new corporate legal counsel to assist it in filing the Restated Filings, and in bringing the Company’s required filings current and into compliance with SEC Rules. It will take time to complete this process, and previously reported information will change, although the actual size of and nature of all adjustments has yet to be determined. The accounting matters facing the Company are important, and the Company is putting all of the necessary resources and efforts toward getting them solved.

The Company will file corrected reports as quickly as it is able, which will result in the restatement of its financial statements for the Affected Periods. Additionally, the Company will delay its filing for the period ending June 30, 2015 until such time as it can file using the information corrected for the Affected Periods.  The Company desires to successfully conclude the SEC investigation promptly, to regain its status as in compliance with regards to its required filings and disclosures under the SEC rules, and to cause the lifting of the trading halt imposed by the SEC a promptly as possible.

Accordingly, investors should no longer rely upon the Company's previously released financial statements and other financial data for these periods or any press releases or other shareholder communications that relate to that information. The Company intends to file restated financial statements covering the Affected Periods as soon as practicable. The Company will file restated financial statements via amendments to its quarterly reports on Form 10-Q for the quarters covered by the Affected Period, and file restated financial statements via amendments to its annual reports on Form 10-K for the year ends covered by the Affected Period, and any other required and/ or amended filings (the "Restated Filings").

In addition to the errors determined by the board of directors, on June 17, 2015, the SEC announced the temporary suspension of trading in the Company’s securities. This trading halt was issued because of the SEC’s questions regarding the accuracy and completeness of the Company’s representations to investors regarding the licensing of certain of the Company’s patents to Eyetalk365, LLC, regarding a line of credit obtained by the Company’s wholly-owned subsidiary, regarding the subsidiary’s ownership of certain promissory notes, and regarding the Company’s announced plans to issue dividends and to buy back shares of its common stock, and because the Company is delinquent in its filings. Please see the attached press release issued by the SEC No. 75186 for further details.

Expected Impact of the Restatements

The restatements will correct the accounting treatment of numerous items impacting the Company's financial statements and other financial data in the Affected Periods. The Company believes that the net cumulative effect on each of the Affected Periods is material, and the Company expects to discuss in more detail the impact of the individual restatements in the Company's restated financial statements and other financial data in the Restated Filings.

Additionally, various additional disclosures will be made in the Restated Filings to provide both clarity and accuracy as it relates to both the Company’s financials and related transactions.

Risk Factors

Investing in our common stock involves risk. Additional risks as yet unknown to us as a result of the errors or the ongoing SEC investigation or that we currently deem to be immaterial also may materially adversely affect our business, financial conditions, financial statements or operating results.

Risks Related to Errors in Financial Reporting

The Company has identified material errors in its financial reporting which have resulted in material misstatements in our previously issued financial statements.  If our remedial measures are insufficient to address the material errors, or if additional material errors are identified as a result of our attempts to correct our previously filed financial statements, further restatements could be required, which could adversely affect our stock price.

In addition to retaining new independent auditors to re-examine, re-audit and correct our financial statements and assist in our filing of the Restated Filings, we plan to implement additional measures to remediate the underlying causes of the material errors in our financial statements. We plan to achieve this primarily through creating a functioning audit committee of the board or directors, implementing additional accounting policies and addressing any material weaknesses identified in the course of our remediation efforts.  We do not know at this time the effect of the re-examination of the previously filed financial statements, we have not yet begun the corrective processes, procedures and related evaluation or remediation that we believe is necessary. The actions that are being taken and that are to be taken are subject to ongoing review by our board of directors.

Although we plan to complete this remediation process as quickly as possible, we cannot at this time estimate how long it will take, and our measures may not prove to be successful. If our remedial measures are insufficient to allow us to produce the Restated Filings, or if additional items requiring restatement are discovered or occur in the future, further items may be discovered which might require further restatement.  In addition, if we are unable to successfully remediate these items or if we are unable to produce accurate Restated Financials, our stock price, which has fluctuated recently, may be adversely affected and we may be unable to regain compliance with applicable filing requirements.

Risk Related to Our Common Stock

The price of our common stock has fluctuated significantly and you could lose all or part of your investment.  Trading in our stock is currently halted by action of the SEC and we can offer no assurances that this halt will be lifted and that our stock will be able to trade again.

This report does not constitute an offer to sell or the solicitation of an offer to buy any of the securities mentioned herein. This report is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended. The securities described in this report have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent an effective registration statement covering such securities or an applicable exemption from such registration requirements.

This Form 8-K includes information that constitutes forward-looking statements.  Forward-looking statements often address our expected future business and material performance, and often contain the words “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.”  By their nature, forward-looking statements address matters that are subject to risks and uncertainties.  Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements.  Examples of such forward-looking statements include, but are not limited to, statements regarding our expectations with regard to the effect that correction of the accounting errors will have on our Restated Filings.  Factors that could cause or contribute to such differences include items uncovered in the course of our new independent accountants’ review of our internal financial statements, the preparation of any audit reports by our new independent accountants, the subsequent discovery of additional errors or adjustments necessary to the Company’s previously issued financial statements.  Actual events or results may differ materially from the Company’s expectations.  In addition, our financial results and stock price my suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process or the continuing SEC investigation.  We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1   a. Press Release dated June 17, 2015 of the Securities and Exchange Commission

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 REVOLUTIONARY CONCEPTS, INC.

 By:       /s/ Ronald Carter

Name:  Ronald Carter
Title:    Chief Executive Officer

Dated: August 7, 2015